Exhibit 99.1

INTERACTIVE STRENGTH INC.

Interactive Strength Inc. (Nasdaq: TRNR) Reports First Quarter 2025 Results, Increases 2025 Pro Forma Revenue Guidance to more than $75M

Company Reports Quarterly Revenue of $1.4 Million;

Net Loss and Earnings per Diluted Share of $6.6 Million and $1.74

Quarterly Adjusted EBITDA Loss of $2.5 Million Reflects 29% YOY Improvement

Stockholders’ Equity Was $13.8 Million at Quarter End

Increases 2025 Pro Forma Revenue Guidance to more than $75 Million Based on Strong First Quarter Across TRNR, Sportstech and Wattbike

Austin, Texas – May 19, 2025 – Interactive Strength Inc. (Nasdaq: TRNR) (“TRNR” or the “Company”), maker of innovative specialty fitness equipment under the CLMBR and FORME brands and pending acquirer of Sportstech and Wattbike, today announced its financial results for the first quarter of 2025.

The Company reported revenue of $1.4 million, a nearly 4x increase from the prior-year period. Net loss for the quarter was $6.6 million, or $1.74 per diluted share, compared with a net loss of $11.4 million and $2,681.82 per share in the same period last year. These figures do not include the pending acquisitions of Sportstech and Wattbike.

Adjusted EBITDA, a non-GAAP financial measure, was a loss of $2.5 million, reflecting improved operational efficiency. Stockholders’ equity increased to $13.8 million, up from $7.1 million at year-end 2024, strengthening compliance with a key Nasdaq continued listing requirement.

As a result of strong Q1 performance across TRNR and the pending acquisitions of Sportstech, and Wattbike — which all together generated more than $20 million in pro forma revenue during the first quarter — the Company is raising its full-year 2025 pro forma revenue guidance to more than $75 million, a greater than 15% increase from the April guidance of $65 million.

Trent Ward, CEO and Co-Founder of TRNR, said: "Our acquisition activity in the past few months and our improved shareholder’s equity are expected to result in a transformational year. While our Sportstech and Wattbike deals are not yet closed, and therefore not reflected in our reported financials yet, we are operating as one group and our pro forma Q1 shows more than $20M in revenues when including those acquisitions. As a result, we are increasing our 2025 pro forma revenue guidance to more than $75M and we expect that we will generate positive adjusted EBITDA in Q4 given that we would have been close to this milestone on a pro forma basis in Q1. We’re focused on closing the transactions in the near-term and integrating operations to drive increased growth and synergy."

For more commentary, information and details of TRNR’s strategy, as well as to sign up for direct updates, see the Company’s investor website, latest FAQs and required filings with the US Securities & Exchange Commission (SEC).

TRNR Investor Contact
ir@interactivestrength.com

TRNR Media Contact

forme@jacktaylorpr.com

Exhibit 99.1

About Interactive Strength Inc.

Interactive Strength Inc. produces innovative specialty fitness equipment and digital fitness services under two main brands: 1) CLMBR and 2) FORME. Interactive Strength Inc. is listed on NASDAQ (symbol: TRNR).

CLMBR is a vertical climbing machine that offers an efficient and effective full-body strength and cardio workout. CLMBR's design is compact and easy to move – making it perfect for commercial or in-home use. With its low impact and ergonomic movement, CLMBR is safe for most ages and levels of ability and can be found at gyms and fitness studios, hotels, and physical therapy facilities, as well as available for consumers at home. www.clmbr.com.

FORME is a digital fitness platform that combines premium smart gyms with live virtual personal training and coaching to deliver an immersive experience and better outcomes for both consumers and trainers. FORME delivers an immersive and dynamic fitness experience through two connected hardware products: 1) The FORME Studio Lift (fitness mirror and cable-based digital resistance) and 2) The FORME Studio (fitness mirror). In addition to the company’s connected fitness hardware products, FORME offers expert personal training and health coaching in different formats and price points through Video On-Demand, Custom Training, and Live 1:1 virtual personal training. www.formelife.com.

Channels for Disclosure of Information

In compliance with disclosure obligations under Regulation FD, we announce material information to the public through a variety of means, including filings with the Securities and Exchange Commission (“SEC”), press releases, company blog posts, public conference calls, and webcasts, as well as via our investor relations website. Any updates to the list of disclosure channels through which we may announce information will be posted on the investor relations page on our website. The inclusion of our website address or the address of any third-party sites in this press release are intended as inactive textual references only.

Non-GAAP Financial Measures

In addition to our results determined in accordance with accounting principles generally accepted in the United States, or GAAP, we believe the following non-GAAP financial measures are useful in evaluating our operating performance.

The Company's non-GAAP financial measure in this press release consist of Adjusted EBITDA, which we define as net (loss) income, adjusted to exclude: other expense (income), net; income tax expense (benefit); depreciation and amortization expense; stock-based compensation expense; (gain) loss on debt extinguishment; vendor settlements; and transaction related expenses.

The Company believes the above adjusted financial measures help facilitate analysis of operating performance and the operating leverage in our business. We believe that these non-GAAP financial measures are useful to investors for period-to-period comparisons of our business and in understanding and evaluating our operating results for the following reasons:

▪
Adjusted EBITDA is widely used by investors and securities analysts to measure a company’s operating performance without regard to items such as stock-based compensation expense, depreciation and amortization expense, other expense (income), net, and provision for income taxes that can vary substantially from company to company depending upon their financing, capital structures, and the method by which assets were acquired;
▪
Our management uses Adjusted EBITDA in conjunction with financial measures prepared in accordance with GAAP for planning purposes, including the preparation of our annual operating budget, as a measure of our core operating results and the effectiveness of our business strategy, and in evaluating our financial performance; and
▪
Adjusted EBITDA provides consistency and comparability with our past financial performance, facilitate period-to-period comparisons of our core operating results, and may also facilitate comparisons with other peer companies, many of which use similar non-GAAP financial measures to supplement their GAAP results.

Our use of Adjusted EBITDA, or any other non-GAAP financial measures we may use in the future, is presented for supplemental informational purposes only and should not be considered as a substitute for, or in isolation from, our financial results presented in accordance with GAAP. Further, these non-GAAP financial measures have limitations as analytical tools. Some of these limitations are, or may in the future be, as follows:

•
Although depreciation and amortization expense are non-cash charges, the assets being depreciated and amortized may have to be replaced in the future, and Adjusted EBITDA does not reflect cash capital expenditure requirements for such replacements or for new capital expenditure requirements;

Exhibit 99.1

•
Adjusted EBITDA excludes stock-based compensation expense, which has recently been, and will continue to be for the foreseeable future, a significant recurring expense for our business and an important part of our compensation strategy;
•
Adjusted EBITDA does not reflect: (1) changes in, or cash requirements for, our working capital needs; (2) interest expense, or the cash requirements necessary to service interest or principal payments on our debt, which reduces cash available to us; or (3) tax payments that may represent a reduction in cash available to us;
•
Adjusted EBITDA does not reflect impairment charges for fixed assets and capitalized content, and gains (losses) on disposals for fixed assets;
•
Adjusted EBITDA does not reflect (gains) losses associated with debt extinguishments.
•
Adjusted EBITDA does not reflect losses associated with vendor settlements.
•
Adjusted EBITDA does not reflect transaction related expenses from CLMBR acquisition and pending acquisitions of Wattbike and Sportstech.
•
Adjusted EBITDA does not reflect non cash fair value gains (losses) on convertible notes, derivatives, warrants and unrealized currency gains (losses).

Further, the non-GAAP financial measures presented may not be comparable to similarly titled measures reported by other companies due to differences in the way that these measures are calculated. For example, the expenses and other items that we exclude in our calculation of Adjusted EBITDA may differ from the expenses and other items, if any, that other companies may exclude from Adjusted EBITDA when they report their operating results. Because companies in our industry may calculate such measures differently than we do, their usefulness as comparative measures is limited. Because of these limitations, Adjusted EBITDA should be considered along with other operating and financial performance measures presented in accordance with GAAP.

Cautionary Statement Regarding Forward-Looking Statements

This release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact are, or may be deemed to be, forward-looking statements. In some cases, forward-looking statements can be identified by the use of forward-looking terms such as "anticipate," "estimate," "believe," "continue," "could," "intend," "may," "plan," "potential," "predict," "should," "will,"," “would”, “will be”, “will continue”, “will likely result,” "expect," "objective," "projection," "forecast," "goal," "guidance," "outlook," "effort," "target," "trajectory" or the negative of these terms or other comparable terms that predict or indicate future events or trends or that are not statements of historical matters. However, the absence of these words does not mean that the statements are not forward-looking. Forward-looking statements include, but are not limited to, statements regarding the possibility of acquiring future businesses or completing the referenced pending transactions in a timely manner or at all, the financial performance of those acquisitions and the resulting guidance of having more than $75m of pro forma revenue in 2025, achieving profitability by Q4, and the financial performance of the acquisition targets which have not been audited or reviewed by a PCAOB auditor and could vary materially (a) once that audit or review work is completed and such financials are included in the Company’s reported financials and (b) due to the effect of the exchange rates of foreign currencies which can be volatile. These forward-looking statements are subject to risks and uncertainties which may cause actual results to differ materially from those expressed or implied in such forward-looking statements. These risk and uncertainties include, but are not limited to, the following: our ability to achieve or maintain profitability; our future capital needs and ability to obtain additional financing to fund our operations; our ability to continue as a "going concern"; the growth rate, if any, of our business and revenue and our ability to manage any such growth; risks related to our subscription or any future revenue model; our limited operating history; our ability to compete successfully; fluctuations in our operating results and factors affecting the same; our reliance on sales of our Forme Studio equipment and CLMBR equipment; our ability to sustain competitive pricing levels; the growth rate, if any, of our target markets and our industry; the ability of our customers to obtain financing to purchase our products; our ability to forecast demand for our products and services, anticipate consumer preferences, and manage our inventory; our ability to attract and retain members, personal trainers, health coaches, and fitness instructors; our ability to expand our commercial and corporate wellness business; unforeseen costs and potential liability in connection with our products and services; our dependence on third-party systems and services, international trade policies and their impact on demand for our products and our competitive position, including the imposition of new tariffs or changes in existing tariff rates; and risks related to potential acquisitions, intellectual property, litigation, dependence on key personnel, privacy, cybersecurity, and other regulatory, tax, and accounting matters, and international operations (including the impact of any geopolitical risks such as regional unrest or outbreak of hostilities or war), as well as the risks and uncertainties discussed in our most recently filed annual report on Form 10-K and subsequent filings and as detailed from time to time in our SEC filings. Given these risks and uncertainties, you should not place undue reliance on these forward-looking statements. All forward-looking statements set forth in this release are qualified by these cautionary statements, and there can be no assurance that the actual results or developments anticipated by the Company will be realized or, even if substantially realized, that they will have the expected consequence to or effects on the Company or its business or operations. These forward-looking statements reflect our management's beliefs and views with respect to future events and are based on estimates and assumptions as of the date of this press release. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee that the future results, levels of activity, performance, or events and circumstances reflected in the forward-looking statements will be achieved or occur. Accordingly, you should not rely upon forward-looking statements as predictions of future events. Forward-looking statements set forth in this release speak only as of the date hereof, and we do not undertake any

Exhibit 99.1

obligation to update forward-looking statements to reflect subsequent events or circumstances, changes in expectations or the occurrence of unanticipated events, except to the extent required by law. A further list and descriptions of these risks, uncertainties and other factors can be found in filings with the Securities and Exchange Commission. To the extent permitted under applicable law, the Company assumes no obligation to update any forward-looking statements.

Exhibit 99.1

RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES

INTERACTIVE STRENGTH INC. AND SUBSIDIARIES

CONSOLIDATED RECONCILIATION OF ADJUSTED EBITDA TO NET LOSS

(unaudited)

(In thousands)

	Three Months Ended March 31,
	2025	2024
	(in thousands)
Net Loss	$(6,603)	$(11,394)
Adjusted to exclude the following:
Total other expense, net	3,328	887
Income tax benefit (expense)	—	—
Depreciation and amortization expense	1,012	1,862
Stock-based compensation expense (1)	2,089	3,366
(Gain) loss on extinguishment of debt (2)	(3,037)	1,066
Vendor settlements (3)	458	—
Transaction related expenses (4)	299	764
Adjusted EBITDA (5)	$(2,454)	$(3,449)

(1) Stock-based compensation expense.

(2) (Gain) loss on debt extinguishment related to the conversion of promissory notes, senior secured notes and convertible notes.

(3) Vendor settlement with prior Law Firm.

(4) Transaction costs related to acquisition of CLMBR, Inc., and pending acquisitions of Wattbike and Sportstech.

(5) Please refer to the "Non-GAAP Financial Measures" section.

Exhibit 99.1

INTERACTIVE STRENGTH INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(unaudited)

(In thousands, except share and per share amounts)

	Three Months Ended March 31,
	2025	2024
Revenue:
Fitness product revenue	$1,050	$53
Membership revenue	176	155
Training revenue	130	155
Total revenue	1,356	363
Cost of revenue:
Cost of fitness product revenue	(917)	(379)
Cost of membership	(423)	(1,019)
Cost of training	(320)	(165)
Total cost of revenue	(1,660)	(1,563)
Gross loss	(304)	(1,200)
Operating expenses:
Research and development	1,271	2,023
Sales and marketing	250	256
General and administrative	4,487	5,962
Total operating expenses	6,008	8,241
Loss from operations	(6,312)	(9,441)
Other (expense) income, net:
Other (expense) income, net	(111)	(370)
Interest expense	(1,764)	(2,000)
Interest income	158	—
Gain (loss) upon extinguishment of debt and accounts payable	3,037	(1,066)
Change in fair value of convertible notes	(573)	(316)
Change in fair value of derivatives	(1,487)	—
Change in fair value of warrants	449	1,799
Total other expense, net	(291)	(1,953)
Loss before provision for income taxes	(6,603)	(11,394)
Income tax expense	—	—
Net loss attributable to common stockholders	$(6,603)	$(11,394)
Net loss per share - basic and diluted	$(1.74)	$(2,681.82)
Weighted average common stock outstanding—basic and diluted	3,804,106	4,249

Exhibit 99.1

INTERACTIVE STRENGTH INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEETS

(unaudited)

(In thousands, except share and per share amounts)

	March 31,	December 31,
	2025	2024
Assets
Current assets:
Cash and cash equivalents	$2,207	$138
Accounts receivable	1,764	1,426
Inventories, net	3,186	3,868
Derivatives	95	—
Vendor deposits	1,151	1,976
Loan receivable	2,183	—
Prepaid expenses and other current assets	858	810
Total current assets	11,444	8,218
Property and equipment, net	80	116
Right-of-use-assets	338	415
Intangible assets, net	5,653	6,106
Long-term inventories, net	2,869	2,822
Vendor deposits long term	1,172	310
Goodwill	13,220	13,220
Other assets	3,040	2,963
Total Assets	$37,816	$34,170
Liabilities and stockholders' equity
Current liabilities:
Accounts payable	$7,698	$11,169
Accrued expenses and other current liabilities	3,311	3,975
Operating lease liability, current portion	194	261
Deferred revenue	66	77
Loan payable	7,282	8,569
Income tax payable	7	7
Derivatives	959	73
Convertible note payable	1,739	2,750
Total current liabilities	21,256	26,881
Operating lease liability, net of current portion	154	170
Warrant liabilities	767	4
Convertible note payable noncurrent	1,883	—
Total liabilities	$24,060	$27,055
Commitments and contingencies (Note 15)
Stockholders' equity
Series A preferred stock, par value $0.0001; 10,000,000 shares authorized as of March 31, 2025 and December 31, 2024; 4,671,071 and 4,658,737 shares issued and outstanding as of March 31, 2025 and December 31, 2024 respectively.	1	1
Series B preferred stock, par value $0.0001; 1,500,000 shares authorized as of March 31, 2025 and December 31, 2024; 439,882 and 1,500,000 shares issued and outstanding as of March 31, 2025 and December 31, 2024 respectively.	—	—
Series C preferred stock, par value $0.0001; 5,000,000 shares authorized as of March 31, 2025 and December 31, 2024; 1,871,210 and 2,861,128 shares issued and outstanding as of March 31, 2025 and December 31, 2024 respectively.	1	—
Common stock, par value $0.0001; 900,000,000 shares authorized as of March 31, 2025 and December 31, 2024; 7,953,570 and 1,402,120 shares issued and outstanding as of March 31, 2025 and December 31, 2024 respectively.	9	8
Additional paid-in capital	222,929	209,509
Accumulated other comprehensive income	204	183
Accumulated deficit	(209,388)	(202,586)
Total stockholders' equity	13,756	7,115
Total liabilities and stockholders' equity	$37,816	$34,170

Exhibit 99.1

INTERACTIVE STRENGTH INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENT OF CASH FLOWS

(unaudited)

(In thousands)

	Three Months Ended March 31,
	2025	2024
Cash Flows From Operating Activities:
Net loss	$(6,603)	$(11,394)
Adjustments to reconcile net loss to net cash used in operating activities:
Foreign currency	(22)	(49)
Depreciation	36	191
Amortization	876	1,697
Non-cash lease expense	77	54
Inventory step up amortization	100	—
Stock-based compensation	2,089	3,366
(Gain) Loss on extinguishment of debt and accounts payable	(3,037)	1,066
Loss on settlement of accounts payable	551	—
Interest Income	(158)	—
Non-cash interest expense	1,306	671
Amortization of debt discount	370	1,329
Common stock issued to lender in connection with entering Equity Line of Credit Agreement	—	368
Change in fair value of convertible notes	573	316
Loss on issuance of warrants	—	345
Change in fair value of derivatives	1,487	(54)
Change in fair value of warrants	(449)	(1,799)
Changes in operating assets and liabilities
Accounts receivable	(338)	(42)
Inventories	391	(130)
Prepaid expenses and other current assets	(48)	198
Vendor deposits	(37)	46
Other assets	—	5
Accounts payable	(580)	123
Accrued expenses and other current liabilities	(35)	936
Deferred revenue	(11)	(146)
Operating lease liabilities	(83)	(56)
Net cash used in operating activities	(3,545)	(2,959)
Cash Flows From Investing Activities:
Loan to Sportstech	(2,025)	—
Acquisition of business, cash paid, net of cash acquired	—	(1,447)
Acquisition of software and content	(166)	(263)
Net cash used in investing activities	(2,191)	(1,710)
Cash Flows From Financing Activities:
Payments of loans	—	(135)
Payments of related party loans	—	(240)
Redemption on convertible notes	—	(90)
Proceeds from issuance of convertible notes, net of issuance costs	2,678	4,756
Proceeds from issuance of common stock from At the Market Offering, net of issuance costs	1,594	—
Proceeds from exercise of incremental warrants and issuance of convertible notes, net of issuance costs	3,499	—
Proceeds from the issuance of common stock from equity line of credit	—	324
Net cash provided by financing activities	7,771	4,615
Effect of exchange rate on cash	34	54
Net Change In Cash and Cash Equivalents	2,069	—
Cash and restricted cash at beginning of the period	138	—
Cash and restricted cash at end of period	$2,207	$—
Supplemental Disclosure Of Cash Flow Information:
Cash paid for Interest	88	—
Non-Cash Investing and Financing Information:
Property & equipment in accounts payable	18	18
Inventories in accounts payable and accrued expenses	205	650
Issuance of common stock and series B preferred stock for the acquisition of business	—	3,702
Issuance and offering costs in accounts payable and accrued expenses	43	69
Issuance of preferred stock through conversion of debt	—	10,082
Subscription receivable for issuance of Series A Preferred Stock for modification of loan	—	3,000
Gain on extinguishment of debt with related party	279	—
Issuance of common stock upon conversion of convertible notes	5,798	866
Issuance of Series C Preferred Stock upon settlement of loss restoration agreement	3,127	—
Issuance of common stock from convertible notes and conversion of debt	—	547
Issuance of warrants with convertible notes	1,213	—
Issuance of embedded derivatives with convertible notes	2,104	—
Series A Dividends Paid in Kind	225	—
Series C Dividends Paid in Kind	253	—
Stock-based compensation capitalized in intangible asset and other assets	334	220